UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ANTERIS TECHNOLOGIES GLOBAL CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ADJOURNMENT OF SPECIAL MEETING OF STOCKHOLDERS

PLEASE VOTE TODAY

Dear Stockholders,

The Special Meeting of Stockholders of Anteris Technologies Global Corp. (the “Company”), after being convened on Thursday, September 18, 2025, at 5:00 p.m. Central time (being 8:00 a.m. AEST on Friday, September 19, 2025), was adjourned, without any business being conducted, due to lack of the required quorum. The adjourned Special Meeting will be held on Monday, September 29, 2025 at 8:00 a.m. Central time (being 11:00 p.m. AEST on Monday, September 29, 2025).

The Company will be holding its adjourned Special Meeting virtually, via live webcast at www.virtualshareholdermeeting.com/AVR2025SM. The record date for the Special Meeting, August 11, 2025 (the “Record Date”), is unchanged and applies to the adjourned Special Meeting.

The Special Meeting will be held for the following purposes, each set forth in the definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on August 18, 2025 (the “Proxy Statement”):

1.
to approve ASX Limited’s (the “ASX”) grant to the Company of a waiver from ASX Listing Rule 7.1 to permit the Company to issue new securities without obtaining the approval of the Company’s stockholders under ASX Listing Rule 7.1, and otherwise on the terms and conditions summarized in this Proxy Statement (the “ASX Waiver Proposal”);

2.	to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the ASX Waiver Proposal; and
3.	to consider and transact such other business as may properly come before the Special Meeting.

Voting Details

If you have already voted your shares of Common Stock or directed CHESS Depositary Nominees Pty Ltd (“CDN”) to vote your CHESS Depositary Interests (“CDIs”) by completing the CDI Voting Instruction Form and you do not desire to change your vote, your prior vote will remain voted without the need for you to take any additional action. If you desire to change your vote, you should following the directions provided in the Proxy Statement.

If you held shares of Common Stock on the Record Date and have not yet voted, you may do so now using the directions provided in the Proxy Statement. To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted via the Internet or by telephone should be received by 11:59 p.m. Eastern time on September 28, 2025 (being 1:59 p.m. AEST on September 29, 2025), and proxies submitted by mail should be received by the close of business on September 26, 2025 (being 7:00 a.m. AEST on September 27, 2025).

If you held CDIs on the Record Date and you have not yet directed CDN to vote by completing the CDI Voting Instruction Form, you may submit your completed CDI Voting Instruction Form to Computershare, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders, prior to 5:00 p.m. Central time on September 25, 2025 (being 8:00 a.m. AEST on September 26, 2025) in accordance with the instructions on the CDI Voting Instruction Form.

Important Additional Information

The Company filed the Proxy Statement with the SEC on August 18, 2025, which should be read in conjunction with this notice. To the extent information in this notice updates or conflicts with information contained in the Proxy Statement, the information in this notice is more current. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Stockholders may obtain a free copy of the Proxy Statement and the other relevant materials, and any other documents filed by the Company with the SEC, at the SEC’s website at https://www.sec.gov or on the “SEC Filings” section of the Company’s website at https://www.anteristech.com/investors.

REMEMBER: Your vote is important, no matter how large or small your holdings may be. Please take a moment to vote your shares.

Anteris Technologies Global Corp. Announces Adjournment of Special Meeting of Stockholders

September 19, 2025

MINNEAPOLIS and BRISBANE, Australia, September 19, 2025 (GLOBAL NEWSWIRE) -- Anteris Technologies Global Corp. (Anteris or the Company) (NASDAQ: AVR, ASX: AVR), a global structural heart company committed to designing, developing, and commercializing cutting-edge medical devices to restore healthy heart function, today announced that after convening its Special Meeting of Stockholders (the “Special Meeting”) virtually on Thursday, September 18, 2025, at 5:00 p.m. Central time (being 8:00 a.m. AEST on Friday, September 19, 2025), the Company adjourned the Special Meeting until Monday, September 29, 2025 at 8:00 a.m. Central time (being 11:00 p.m. AEST on Monday, September 29, 2025). The Company will also be holding its adjourned Special Meeting virtually, via live webcast at www.virtualshareholdermeeting.com/AVR2025SM. The record date for the Special Meeting, August 11, 2025 (the “Record Date”), is unchanged and applies to the adjourned Special Meeting.

The Special Meeting has been adjourned, without any business being conducted, due to lack of the required quorum. The Special Meeting was adjourned to allow additional time for the Company’s stockholders to vote on the proposals set forth in the Company’s definitive Proxy Statement for the Special Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on August 18, 2025.  The Company’s Board of Directors unanimously recommends that you vote FOR the proposals identified in the Company’s Proxy Statement.

Voting Details

If you have already voted your shares of Common Stock or directed CHESS Depositary Nominees Pty Ltd (“CDN”) to vote your CHESS Depositary Interests (“CDIs”) by completing the CDI Voting Instruction Form and you do not desire to change your vote, your prior vote will remain voted without the need for you to take any additional action.

If you held shares of Common Stock on the Record Date and have not yet voted, you may do so now using the directions provided in the Proxy Statement. To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted via the Internet or by telephone should be received by 11:59 p.m. Eastern time on September 28, 2025 (being 1:59 p.m. AEST on September 29, 2025), and proxies submitted by mail should be received by the close of business on September 26, 2025 (being 7:00 a.m. AEST on September 27, 2025).

If you held CDIs on the Record Date and you have not yet directed CDN to vote by completing the CDI Voting Instruction Form, you may submit your completed CDI Voting Instruction Form to Computershare, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders, prior to 5:00 p.m. Central time on September 25, 2025 (being 8:00 a.m. AEST on September 26, 2025) in accordance with the instructions on the CDI Voting Instruction Form.

Important Additional Information

The Company filed the definitive Proxy Statement with the SEC on August 18, 2025, which should be read in conjunction with this notice. To the extent information in this notice updates or conflicts with information contained in the Proxy Statement, the information in this notice is more current. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Stockholders may obtain a free copy of the Proxy Statement and the other relevant materials, and any other documents filed by the Company with the SEC, at the SEC’s website at https://www.sec.gov or on the “SEC Filings” section of the Company’s website at https://www.anteristech.com/investors.

About Anteris

Anteris Technologies Global Corp. (NASDAQ: AVR, ASX: AVR) is a global structural heart company committed to designing, developing, and commercializing cutting-edge medical devices to restore healthy heart function. Founded in Australia, with a significant presence in Minneapolis, USA, Anteris is a science-driven company with an experienced team of multidisciplinary professionals delivering restorative solutions to structural heart disease patients.

Anteris’ lead product, the DurAVR® Transcatheter Heart Valve (“THV”), was designed in partnership with the world’s leading interventional cardiologists and cardiac surgeons to treat aortic stenosis – a potentially life-threatening condition resulting from the narrowing of the aortic valve. The balloon-expandable DurAVR® THV is the first biomimetic valve, which is shaped to mimic the performance of a healthy human aortic valve and aims to replicate normal aortic blood flow. DurAVR® THV is made using a single piece of molded ADAPT® tissue, Anteris’ patented anti-calcification tissue technology. ADAPT® tissue, which is FDA-cleared, has been used clinically for over 10 years and distributed for use in over 55,000 patients worldwide. The DurAVR® THV System is comprised of the DurAVR® valve, the ADAPT® tissue, and the balloon-expandable ComASUR® Delivery System.

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements include all statements that are not historical facts. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements include, but are not limited to, any statements regarding the uncertainties related to the presence of a quorum at the Special Meeting and receipt of stockholder approval of the proposals presented at the Special Meeting. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described under “Risk Factors” in Anteris’ Annual Report on Form 10-K filed with the SEC on March 12, 2025, as amended on April 29, 2025, and Quarterly Reports on Form 10-Q filed with the SEC on May 13, 2025 and August 11, 2025. Readers are cautioned not to place undue reliance on forward-looking statements, and except as required by law, the Company does not assume any obligation to update any of these forward-looking statements to conform these statements to actual results or revised expectations.

For more information:

Investor Relations	Investor Relations (US)

investor@anteristech.com	mchatterjee@bplifesciences.com

Debbie Ormsby	Malini Chatterjee, Ph.D.

Anteris Technologies Global Corp.	Blueprint Life Science Group

+61 1300 550 310 | +61 7 3152 3200	+1 917 330 4269